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                                                                    EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Mobinil For Telecommunications

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                           /s/ KPMG Hazem Hassan


Cairo, Egypt
September 14, 2000